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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                               ---------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 6, 1997


                           HARKEN ENERGY CORPORATION
             (Exact name of registrant as specified in its charter)




              DELAWARE                      0-9207               95-2841597
   (State or other jurisdiction of     (Commission File         (IRS Employer
           incorporation)                   Number)          Identification No.)


           5605 N. MACARTHUR BLVD, SUITE 400                       75038
                     IRVING, TEXAS                               (ZIP Code)
        (Address of principal executive offices)



       Registrant's telephone number, including area code: (972) 753-6900
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ITEM 5.       OTHER EVENTS

       On June 11, 1997, Harken Energy Corporation closed the sale of $70,000,000 in Convertible Notes in Europe. These Notes bear interest at 5.5% annually until maturity in the year 2002, unless earlier redeemed or converted. These Notes are convertible under certain conditions into shares of Harken common stock at a conversion price of $5.00 per share based on its pricing which was set on June 3rd. These Securities have not been registered and cannot be offered or sold in the U.S.

       A press release dated June 6, 1997, attached to this report as Exhibit
99.1 is incorporated herein by reference.

ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

(a)    Financial statements of businesses acquired.

       None.

(b)    Pro forma financial information.

       None.

(c)    Exhibits.

       Exhibit
       Number          Description
       -------         -----------

       99.1 --         Press Release dated June 6, 1997.
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                                   SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                           HARKEN ENERGY CORPORATION




Date: June 11, 1997                        By: /s/ Bruce N. Huff
                                              --------------------------------
                                                  Bruce N. Huff,
                                                  Senior Vice President and
                                                  Chief Financial Officer
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                                INDEX TO EXHIBITS

                                                                  Sequentially
                                                                    Numbered
   Exhibit No.                         Exhibit                        Page
------------------      --------------------------------------    --------------
       99.1             Press Release dated June 6, 1997